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EXHIBIT 99.2

        Infineon, AMD and DuPont Photomasks to Establish Joint Photomask Development and Production Center in Dresden

State-of-the-Art Technology to Serve as Basis for Next-Generations Semiconductor Production

Dresden, Germany,—May 16, 2002

        Infineon Technologies AG (FSE/NYSE: IFX), Advanced Micro Devices, Inc. (NYSE: AMD) and DuPont Photomasks, Inc. (NASDAQ: DPMI) today announced plans to establish and operate a new advanced photomask facility in Dresden. This move is to help ensure their continued edge in the worldwide race to create the next semiconductor generations with increased functionality in ever-smaller geometries. The facility will be used to develop and pilot-manufacture next-generation lithographic photomasks for exposing patterns on semiconductor silicon wafers. For this purpose, the three companies are creating a new, equally owned joint venture, Advanced Mask Technology Center GmbH & Co. KG (AMTC). The AMTC facility will be co-located with a new commercial photomask production facility that DuPont Photomasks will establish in Dresden as a separate entity.

        The building, which is planned to house the two companies, has a useable floor space of 17,500 square meters. It will be constructed in the immediate vicinity of Infineon's and AMD's Dresden-based semiconductor fabs. The completion date for construction is scheduled for early 2003. As soon as the building is in place, AMTC and DuPont Photomasks plan to install the necessary equipment and begin start-up of the operations in the second half of 2003. The amount of investment required for AMTC is estimated at around EUR 360 million over the next five years. AMTC expects to employ around 170 people. Key engineers from all three companies are expected to staff the AMTC and will collaboratively develop a roadmap for technology nodes of 90 / 65 nanometers and below.

        Infineon already operates a photomask development and production facility with around 230 employees in Munich, producing masks exclusively for Infineon's worldwide production facilities. With this strategic shift, Infineon is pulling out of the complete mask development on its own in favor of a cooperation model in the area of high-end-masks designed to speed up development cycles and to reduce costs.

        Infineon's leading-edge photomask technology, as well as AMD's and DuPont Photomasks' technology, will be used in the new venture in Dresden. Employees of the Infineon Munich photomask facility will be encouraged to apply for comparable jobs at the AMTC, at the new DuPont Photomasks facility in Dresden or at Infineon in Dresden.

        In a separate agreement announced today, DuPont Photomasks has been selected as Infineon Technologies' strategic photomask supplier, as the two companies entered into a 10-year supply agreement. As part of that agreement, DuPont Photomasks plans to build a state-of-the-art, commercial production photomask facility in Dresden, to support the advanced photomask needs of its global customers, including Infineon.

        "In building this world-leading lithographic photomask development and production center for next-generation semiconductors, we are expanding on our leadership position in the semiconductor industry," stated Dr. Andreas von Zitzewitz, board member and chief operating officer of Infineon Technologies. "By partnering with AMD and DuPont Photomasks, we can optimize our cost position while continuing to set the pace in future semiconductor development. Just a few months ago here in Dresden, we became the world's first enterprise to begin volume production of 300mm wafers. Now we are laying the foundation for future chip generations. Infineon is the obvious trendsetter in this area. The fantastic results achieved in Dresden so far serve to underscore Saxony's capacity for technological innovation. Currently, some 4,300 employees work for Infineon in Dresden."

        Von Zitzewitz added that Infineon would be using lithographic photomasks made in Dresden for its chip facilities in Germany, France and the United States. In addition, partner enterprises like ProMOS, UMCi and Winbond would also be supplied with photomasks. Von Zitzewitz predicted that

"in the medium term, the Advanced Mask Technology Center in Dresden will become Infineon's new driver for semiconductor development.

        Dr. William Siegle, AMD senior vice president, technology operations and chief scientist, stated, "AMTC, which builds on our successful past relationship with DuPont Photomasks, is an ideal supplement to our AMD Fab 30 semiconductor facility, and will contribute to further strengthening Dresden as a microelectronics center. We see its mission to be a world-leading mask provider for future-generation technologies. As early as 2003, we expect the AMTC to support one of the world's most successful fabs—our Fab 30. The advantages of having a photomask facility in immediate proximity to our fabs is self-evident: It means the shortest possible distance between the AMTC development center and our plants, which depend on "just-in-time" deliveries of increasingly complex photomasks. Thanks to the direct feedback between our wafer fabs and the photomask facility, all three partners will be able to help ensure high-level performance on the part of AMTC. In the global semiconductor industry, this is an important key to success."

        "In yet another show of our industry-leading advanced technology position, two world-class semiconductor producers have selected DuPont Photomasks as their exclusive photomask development partner," said Dr. Peter Kirlin, chairman and chief executive officer of DuPont Photomasks. "Infineon Technologies and AMD recognize that advanced photomasks are a critical enabling technology in the production of such incredibly complicated devices, and we are delighted that they have placed their trust in DuPont Photomasks."

        Kirlin concluded, "We are particularly pleased that fellow photomask innovator Infineon Technologies has chosen DuPont Photomasks as its strategic partner. Infineon operated one of the most advanced photomask research, development and production operations in the world, and we expect to strengthen our technology leadership position through Infineon's excellent photomask intellectual property portfolio."

Lithographic Photomasks

        Photomasks are an integral component in the lithographic process of semiconductor manufacturing. High-purity quartz or glass plates containing precision images of integrated circuits (or chips), photomasks are used as masters to optically transfer these images onto semiconductor wafers. Current advanced lithographic tools, such as deep-UV (DUV) steppers and scanners, project light through a photomask and a high-aperture lens. The intensity of the light casts an image of the device's design—the pattern on the photomask—onto a silicon wafer coated with a light-sensitive material called photoresist. Using negative photoresist, the unexposed, or masked, portion of this material is then removed so it can either be etched to form channels or be deposited with other materials. Chips are manufactured layer by layer, so these selective deposition/removal steps are repeated until a circuit is built. The current generation of semiconductors has 25 or more layers, each requiring a unique photomask.

        Photomasks, requiring sophisticated manufacturing techniques and complex mathematical algorithms to design are at the forefront of the microminiaturization of chips, enabling more functionality to be embedded within a smaller area. This trend in making devices as powerful and as small as possible facilitates the proliferation of handheld and other portable electronic applications. Although photomasks have always been a necessary component in the chip-making process, today they are a true enabler of semiconductor technology.

        Advanced semiconductors are being built at the subwavelength level. Subwavelength manufacturing requires advanced photomasks because the circuit images printed on the silicon wafer are actually smaller than the wavelength of the light source used to expose the pattern. Current state-of-the-technology DUV steppers and scanners use a krypton-fluoride laser with a wavelength of 248 nanometers (0.248 micron) to build advanced chips with feature sizes of 180 nanometers (0.18 micron) and below.

        To meet this subwavelength challenge, advanced photomasks utilize reticle enhancement techniques, such as optical proximity correction (OPC) and phase shift features (PSM). These and other technologies will continue to enable the extension of optical lithography as the industry transitions to 193-nanometer and then 157-nanometer optical lithography over the next decade.

About Infineon

        Infineon Technologies AG, Munich, Germany, offers semiconductor and system solutions for applications in the wired and wireless communications markets, for security systems and smartcards, for the automotive and industrial sectors, as well as memory products. With a global presence, Infineon operates in the US from San Jose, CA, in the Asia-Pacific region from Singapore and in Japan from Tokyo. In the fiscal year 2001 (ending September), the company achieved sales of Euro 5.67 billion with about 33,800 employees worldwide. Infineon is listed on the DAX index of the Frankfurt Stock Exchange and on the New York Stock Exchange (ticker symbol: IFX). Further information is available at www.infineon.com.

About AMD

        AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets with manufacturing facilities in the United States, Europe, Japan, and Asia. AMD, a Fortune 500 and Standard & Poor's 500 company, produces microprocessors, flash memory devices, and support circuitry for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of U$3.9 billion in 2001. (NYSE: AMD).

About DuPont Photomasks, Inc. (DPI)

        DuPont Photomasks is a leading global provider of microimaging solutions. The company develops and produces advanced photomasks, a key enabling technology used in the manufacture of semiconductor and other microelectronic devices, and pellicles, the protective covers for photomasks. Headquartered in Round Rock, Texas, DuPont Photomasks operates a global network of manufacturing facilities serving semiconductor makers and other electronics producers around the world. DuPont Photomasks posted worldwide sales of approximately US$408 million in fiscal 2001. Information about the company can be found at http://www.photomask.com.

        FORWARD-LOOKING AND CAUTIONARY STATEMENTS: Except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors for example, the semiconductor industry cycles, technological challenges, bringing on line start up development facilities, technical difficulty of manufacturing high end photomasks and potential difficulties with obtaining financing and external funding that could cause actual results to differ materially as discussed in the respective company's filings with the United States Securities and Exchange Commission and other applicable government filings, including their most recent Forms 10-K and 10-Q as well as cautionary statements and other factors set forth as Risk Factors. Results for the interim period are not necessarily indicative of the results for the year. The forward-looking statements are made as of the release date hereof and the company disclaims any intention or obligation to update or revise any forward-looking statements or to update the reasons why the actual results could differ materially from those projected in the forward-looking statements, whether as a result of new information, future events or otherwise.

        AMD, the AMD Arrow logo and combinations thereof are trademarks of Advanced Micro Devices, Inc.

        Infineon and the stylized Infineon Technologies design are trademarks and servicemarks of Infineon Technologies AG. Any other trademarks appearing herein are the property of their respective owners.

# # #

Company Contact:

  Tom Blake
  DuPont Photomasks, Inc.
  voice: (512) 310-6562
  email:   tom.blake@photomask.com

Gemeinsame Presseinformation von Infineon, AMD und DuPont Photomasks

Infineon, AMD und Dupont Photomasks errichten in Dresden ein gemeinsames Zentrum zur Entwicklung und Produktion von Belichtungsmasken Modernste Technik bildet Grundlage zur Herstellung von Halbleitern der nächsten Generationen

Dresden, 16. Mai 2002

        Infineon Technologies AG, Advanced Mirco Devices Inc. und DuPont Photomasks Inc. haben heute vereinbart, gemeinsam ein neues modernes Maskenzentrum in Dresden zu errichten und zu betreiben. Damit wollen die Unternehmen ihre führenden Positionen im weltweiten Wettbewerb um die nächsten Halbleiter-generationen weiter ausbauen. In dem Maskenzentrum werden lithographische Masken der nächsten Generationen entwickelt und in Musterstückzahlen hergestellt, mit denen Siliziumscheiben (Wafer) belichtet werden. Die drei Unternehmen gründen dazu ein Joint Venture unter dem Namen Advanced Mask Technology Center GmbH & Co. KG (AMTC), an dem die Kooperationspartner zu je einem Drittel beteiligt sind. Im gleichen Gebäudekomplex will DuPont Photomasks die Volumenproduktion von lithographischen Masken durchführen und wird dafür ein eigenes Unternehmen gründen.

        Der Gebäudekomplex, in dem die beiden Unternehmen untergebracht sind, hat eine Nutzfläche von rund 17.500 Quadratmetern und soll in unmittelbarer Nähe zu den Dresdner Werken von Infineon und AMD bis Anfang 2003 errichtet werden. AMTC und DuPont Photomasks wollen anschließend das erforderliche Equipment einbringen und mit dem Hochfahren der Produktion in der zweiten Jahreshälfte 2003 beginnen. Die Investitionen für das Projekt AMTC sollen in den nächsten 5 Jahren insgesamt rund 360 Millionen Euro betragen. AMTC geht derzeit davon aus, dass rund 170 Mitarbeiter in dem Maskenhaus beschäftigt werden. Es ist vorgesehen, dass aus den drei beteiligten Unternehmen vor allem hochspezialisierte Ingenieure zu AMTC wechseln und dort gemeinsam die 90- und 65-Nanometer- sowie noch weiterführende Technologien entwickeln.

        Infineon betreibt derzeit ein Maskenhaus mit rund 230 Mitarbeitern in München, das Masken ausschließlich für die weltweiten Infineon-Fertigungsstandorte produziert. Im Rahmen der strategischen Neuausrichtung wird sich Infineon aus der kompletten Eigenentwicklung von Masken zurückziehen zugunsten dieser Kooperation im Bereich High-End-Masken, um die Entwicklungszyklen zu verkürzen und die Kosten zu redu-zieren. Dabei soll die Spitzentechnologie von Infineon wie auch von AMD und DuPont Photomasks im neuen Maskenzentrum in Dresden genutzt werden. Beschäftigte des Maskenhauses von Infineon Technologies in München können sich beim AMTC, beim neuen Werk von DuPont Photomasks in Dresden oder beim Infineon-Werk Dresden bewerben.

        Infineon Technologies und DuPont Photomasks haben zudem vereinbart, dass DuPont Photomasks strategischer Lieferant für lithographische Masken sein wird. Das Abkommen hat eine Dauer von zehn Jahren. Im Rahmen der Vereinbarung ist vorgesehen, dass DuPont Photomasks ein modernes Werk zur Volumenproduktion von Masken in Dresden errichten wird, um die weltweiten Kunden einschließlich Infineon mit Belichtungsmasken zu beliefern.

        "Mit dem Aufbau dieses weltweit führenden Zentrums zur Entwicklung und Herstellung lithographischer Masken für die nächsten Halbleitergenerationen bauen wir unsere Vorreiterrolle in der Halbleiterindustrie weiter aus", unterstrich Dr. Andreas von Zitzewitz, Mitglied des Vorstands und Chief Operating Officer der Infineon Technologies AG. "Durch die Partnerschaft mit AMD und DuPont Photomasks können wir unsere Kostenposition optimieren und gleichzeitig die Weiterentwicklung in der Halbleitertechnologie vorantreiben. Vor wenigen Monaten haben wir hier in Dresden als weltweit erstes Unternehmen die Volumenproduktion auf 300-mm-Wafern aufgenommen und stellen als Trendsetter jetzt die Weichen für die nächsten Chip-Generationen. Die bislang erreichten Spitzenleistungen am Standort Dresden stellen die technische Innovationsfähigkeit der Region Sachsen unter Beweis. Derzeit haben wir in Dresden rund 4.300 Mitarbeiter." Infineon werde in dem neuen Zentrum lithographische Masken für seine Werke in Deutschland, Frankreich und den Vereinigten Staaten entwickeln und fertigen lassen.

        Darüber hinaus würden auch Partnerunternehmen wie ProMOS, UMCi und Winbond Masken aus Dresden beziehen. Zitzewitz weiter: "Das AMTC in Dresden wird mittelfristig zum neuen Motor unserer Halbleiterentwicklung."

        Dr. William Siegle, AMD Senior Vice President, Technology Operations und Chief Scientist, erklärte: "AMTC beruht auf unserer bereits bestehenden erfolgreichen Partnerschaft mit DuPont Photomasks und ist eine ideale Ergänzung unseres Halbleiterwerkes AMD Fab 30. Es wird zugleich Dresden als Zentrum für Mikroelektronik weiter stärken. Mit AMTC soll hier ein weltweit führendes Maskenzentrum für die nächsten Technologiegenerationen entstehen. Schon ab 2003 soll es die Lieferungen an unsere Fab 30, eine der erfolgreichsten Fabs der Welt, aufnehmen. Die Vorteile eines Maskenwerkes in der unmittelbaren Nähe unserer Fabs liegen auf der Hand: Damit erreichen wir kürzeste Wege zwischen dem Entwicklungszentrum und unseren Werken, die auf eine "just in time" Lieferung von immer komplexeren Masken angewiesen sind. Dank einer unmittelbaren Rückkoppelung zwischen Waferfertigung und Maskenzentrum werden alle drei Partner die Leistungs-fähigkeit von AMTC auf höchstem Niveau halten können. Das wird ein wichtiger Schlüssel zum Erfolg in der globalen Halbleiterindustrie sein."

        "Die Entscheidung von zwei führenden Halbleiter-Herstellern für DuPont Photomasks als exklusiven Entwicklungspartner für Belichtungsmasken unterstreicht einmal mehr unsere herausragende technologische Stellung," sagte Dr. Peter Kirlin, Chairman und Vostands-vorsitzender von DuPont Photomasks. "Für Infineon Technologies und AMD sind modernste Belichtungsmasken eine wesentliche Technologie für die Fertigung von derart komplexen Bausteinen. Wir begrüßen es sehr, dass sie sich für DuPont Photomasks als Partner entschlossen haben." Kirlin ergänzte: "Wir sind sehr zufrieden, dass Infineon Technologies als Innovator für Belichtungsmasken DuPont Photomasks als strategischen Lieferanten ausgewählt hat. Infineon hat eines der weltweit modernsten Maskenhäuser mit Forschung, Entwicklung und Produktion betrieben und wir erwarten, dass wir unsere technologisch führende Stellung durch das herausragende Know-how von Infineon stärken können."

Technischer Hintergrund zu lithographische Masken

        Lithographische Masken sind ein integraler Bestandteil im Belichtungsprozess für die Halbleiterfertigung. Diese hoch präzisen Masken, basierend auf einem Quarz- oder Glassubstrat, beinhalten ein genaues Abbild der integrierten Schaltung (bzw. des Chips) und werden als Vorlage für die optische Umsetzung dieser Schaltungsbilder auf die Siliziumscheibe genutzt. Moderne Lithographiegeräte wie DUV(= DeepUltraviolett)-Stepper und -Scanner projizieren Licht durch die Linsen mit einstellbarer Blende und die lithographische Maske. Das Licht, in der Regel im UV-Bereich, zeichnet dabei eine Abbild des Chip-Designs—das Raster der lithographischen Maske—auf eine Siliziumscheibe, die wiederum mit einem lichtempfindlichen Material (Photolack) beschichtet ist. Bei einem Negativ-Photolack wird dann der unbelichtete, von der Maske abgedeckte Photolack entfernt, sodass Strukturen hineingeätzt oder anderes Material durch Diffusion auf-gebracht werden kann. Die Chips werden Schicht für Schicht gefertigt, in dem diese Belichtungs- und selektiven Abtragungs-/Auftragungs-Vorgänge mehrfach wiederholt werden, bis der Schaltkreis fertig ist. Die derzeitige Halbleiter-Generation benötigt 25 oder mehr Photo-Ebenen, wobei jede Schicht eine eigene lithographische Maske erfordert.

        Die physikalischen Grenzen der derzeitigen Lichtquellen und die weiter reduzierten Schaltungsgeometrien—getrieben von der Forderung nach immer kleineren, schnelleren und leistungsfähigeren ICs—machen die lithographische Masken zu einem kritischen Element im Lithographieprozess. Lithographische Masken erfordern ausgefeilte Herstellungstechniken und komplexe mathematische Algorithmen—und sind damit ein Schlüsselelement für die weitere

Chip-Miniaturisierung, insbesondere angesichts der ver-stärkten Nachfrage nach leistungsfähigen tragbaren bzw. Handheld-Geräten.

        Moderne Halbleiter werden mit Strukturen gefertigt, die unterhalb der Wellenlänge der verwendeten Lichtquelle liegen. Damit sind spezielle lithographische Masken erforderlich, um die kleineren Strukturen auf dem Silizium-Wafer abbilden zu können. Moderne DUV-Stepper und -Scannern arbeiten beispielsweise mit einem Krypton-Fluorid-Laser mit einer Wellenlänge von 248 nm (= 0,248 Mikrometer), um Chips mit Strukturen von nur 180 nm (= 0,18 Mikrometer) und darunter zu realisieren.

        Um Chip-Strukturen fertigen zu können, die kleiner als die Wellenlänge der Lichtquelle sind, nutzen neueste lithographische Maske spezielle Techniken mit Zwischenmasken wie Optical Proximity Correction (OPC, optische Abstandskorrektur) und PSM-Techniken (Methoden mit Phasenverschiebung). Diese und weitere Technologien werden es ermöglichen, dass die optische Lithographie auch noch für die innerhalb des nächsten Jahrzehnts kommenden Lithographietechnologien mit Wellenlängen von 193- und 157-nm eingesetzt werden kann. Waren lithographische Masken schon immer eine wesentliche Komponente bei der Chip-Fertigung, so kommt ihnen heute eine ganz entscheidende Rolle zu.

Über Infineon

        Infineon Technologies AG, München, bietet Halbleiter- und Systemlösungen für Anwendungen in der drahtgebundenen und mobilen Kommunikation, für Sicherheitssysteme und Chipkarten, für die Automobil- und Industrieelektronik, sowie Speicher-bauelemente. Infineon ist weltweit tätig und steuert seine Aktivitäten in den USA aus San Jose, Kalifornien, im asiatisch-pazifischen Raum aus Singapur und in Japan aus Tokio. Mit weltweit rund 33.800 Mitarbeitern erzielte Infineon im Geschäftsjahr 2001 (Ende September) einen Umsatz von 5,67 Milliarden Euro. Das DAX-Unternehmen ist in Frankfurt und New York (NYSE) unter dem Symbol "IFX" notiert. Weitere Informationen unter www.infineon.com.

Über AMD

        Advanced Micro Devices (AMD) ist ein weltweit tätiger Hersteller von integrierten Schaltkreisen für PCs und vernetzte Computer sowie für Kommunikationsanwendungen. Das Unternehmen produziert in den Vereinigten Staaten, Europa, Japan und Asien Mikroprozessoren, Flash-Speicher, Chipsätze sowie Schaltkreise für Netzwerks- und Kommunikationsanwendungen. Der Hauptsitz des 1969 gegründeten Unternehmens befindet sich in Sunnyvale, CA. 2001 betrug der Konzernumsatz US$ 3,9 Milliarden. AMDs Dresdner Werk Fab 30 gilt als eins der modernsten Halbleiterwerke der Welt. Für ihre führende Rolle in Technologie und Fertigung wurde Fab 30 vom renommierten Magazin Semiconductor International als "Fab of the Year 2001" ausgezeichnet. Vom Produktionsbeginn im Sommer 2000 bis zum Jahresende 2001 produzierte Fab 30 insgesamt mehr als 20 Millionen Hochleistungs-prozessoren der AMD Athlon(TM) Familie. AMDs Investitionen in das Dresdner Werk sollen sich bis Ende 2003 auf US$ 2,5 Mrd belaufen. AMD beschäftigt in Dresden derzeit rund 1.900 Mitarbeiter (Q 2, 2002).

Über Dupont Photomask

        DuPont Photomasks ist ein führender Anbieter von Mikro-Imaging-Technologien, einschließlich moderner Belichtungsmasken—einer wesentlichen Technologie für die Fertigung von Halbleitern und anderen Mikroelektronik-Bauelementen. DuPont Photomasks, Round Rock, Texas, operiert mit einem globalen Fertigungsnetzwerk, um Halbleiter-Hersteller und andere Elektronik-Produzenten weltweit zu versorgen. Das Unternehmen Firma entwickelt und fertigt auch die kritischen Materialien für die Herstellung von Belichtungsmasken wie die entsprechenden Substrate und Schutzabdeckungen. DuPont Photomasks setzte im Geschäftsjahr 2001 weltweit etwa 408 Millionen US-Dollar um. Weitere Informationen unter http://www.photomasks.com.

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  EXHIBIT 99.2